UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05739

Name of Fund: BlackRock MuniEnhanced Fund, Inc. (MEN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock MuniEnhanced Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 01/31/2009

Date of reporting period: 02/01/2008 – 01/31/2009

Item 1 –	Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock MuniEnhanced Fund, Inc. (MEN)

ANNUAL REPORT | JANUARY 31, 2009

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

A Letter to Shareholders

Dear Shareholder

The present time may well be remembered as one of the most tumultuous periods in financial market history. Over the past year, the bursting of the housing bubble and the resultant credit crisis swelled into an all-out global financial market meltdown that featured the collapse of storied financial firms, volatile swings in the world’s financial markets and monumental government responses, including the nearly $800 billion economic stimulus plan signed into law just after period end.

The US economy appeared relatively resilient through the first few months of 2008, when rising food and energy prices fueled inflation fears. Mid-summer ushered in dramatic changes — inflationary pressure subsided amid a plunge in commodity prices, while economic pressures intensified in the midst of a rapid deterioration in consumer spending, employment and other key indicators. By year’s end, the National Bureau of Economic Research affirmed that the United States was in a recession, which officially began in December 2007. The Federal Reserve Board (the “Fed”), after slashing interest rates aggressively early in the period, resumed that rate-cutting campaign in the fall, with the final reduction in December 2008 bringing the target federal funds rate to a record low range of between zero and 0.25%. Importantly, the central bank pledged that future policy moves to revive the global economy and financial markets would comprise primarily nontraditional and quantitative easing measures, such as capital injections, lending programs and government guarantees.

Against this backdrop, US equity markets experienced intense volatility, with the sentiment turning decisively negative toward period end. Declines were significant and broad-based, with little divergence among large- and small-cap stocks. Non-US stocks posted stronger results early on, but quickly lost ground as the credit crisis revealed itself to be global in scope and as the worldwide economic slowdown gathered pace. Overall, aggressive monetary and fiscal policy, combined with the defensiveness of the US, helped domestic equities notch better performance than their non-US counterparts.

In fixed income markets, risk aversion remained the popular theme, leading the Treasury sector to top all other asset classes. The high yield market was particularly hard hit in this environment, as economic turmoil, combined with frozen credit markets and substantial technical pressures, took a heavy toll. Meanwhile, the municipal bond market was challenged by a dearth of market participants, lack of liquidity, difficult funding environment and backlog of new-issue supply, which sent prices lower and yields well above Treasuries. By period end, however, some positive momentum had returned to the municipal space.

In all, an investor flight to safety prevailed, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of January 31, 2009	6-month	12-month

US equities (S&P 500 Index)	(33.95)%	(38.63)%

Small cap US equities (Russell 2000 Index)	(37.38)	(36.84)

International equities (MSCI Europe, Australasia, Far East Index)	(40.75)	(43.74)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	11.96	10.64

Taxable fixed income (Barclays Capital US Aggregate Bond Index*)	3.23	2.59

Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	0.70	(0.16)

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index*)	(19.07)	(19.72)

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2009

Investment Objective

BlackRock MuniEnhanced Fund, Inc. (MEN) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of the bond counsel to the issuer.

Performance

For the 12 months ended January 31, 2009, the Fund returned (17.46)% based on market price and (13.19)% based on net asset value (“NAV”). For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of (10.69)% on a market price basis and (10.17)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund benefited from its above-average yield, but its exposure to the long-end of the municipal yield curve during a period of generally increasing yields (and correspondingly falling prices) hurt performance. Performance was also hindered by above-average exposure to the longer end of the yield curve, where yields rose, and by above-average exposure to select monoline insurers, whose credit difficulties decreased the value of insured bonds. Fund management worked to upgrade credit quality and sell weaker credits during this very volatile and illiquid performance period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of January 31, 2009 ($8.31)[1]	6.21%
Tax Equivalent Yield[2]	9.55%
Current Monthly Distribution per Common Share[3]	$0.043
Current Annualized Distribution per Common Share[3]	$0.516
Leverage as of January 31, 2009[4]	43%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	1/31/09	1/31/08	Change	High	Low

Market Price	$8.31	$10.66	(22.05)%	$10.78	$5.18
Net Asset Value	$9.15	$11.16	(18.01)%	$11.22	$7.39

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	1/31/09	1/31/08

Transportation	29%	23%
Education	14	8
IDA/PCR/Resource Recovery	12	12
Utilities — Water & Sewer	11	7
County/City/Special District/School District	10	13
Utilities — Electric & Gas	9	9
Hospitals/Health Care	4	7
Special Tax	4	5
Housing	4	5
State	1	7
Lease Obligations	1	2
Tobacco	1	2

Credit Quality Allocations[5]

	1/31/09	1/31/08

AAA/Aaa	47%	87%
AA/Aa	30	6
A/A	20	7
BBB/Baa	3	—

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

4	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume the Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the Fund’s total portfolio of $150 million earns the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield.

Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Fund may also, from time to time, leverage its assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Fund, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the Fund’s NAV per share.

The use of leverage may enhance opportunities for increased returns to the Fund and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by a Fund. The Fund will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, the Fund is permitted to issue Preferred Shares in an amount up to 50% of its total managed assets at the time of issuance. Under normal circumstances, the Fund anticipates that the total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of January 31, 2009, the Fund had economic leverage from Preferred Shares and TOBs of 43% of its total managed assets.

Derivative Instruments

The Fund may invest in various derivative instruments, including swap agreements and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009	5

Schedule of Investments January 31, 2009	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.2%
Jefferson County, Alabama, Limited Obligation School Warrants, Series A:
5.50%, 1/01/22	$2,750	$1,818,465
4.75%, 1/01/25	2,200	1,410,244

		3,228,709

Arizona — 0.6%
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, 5%, 12/01/37	2,640	1,713,017

California — 26.6%
Alameda Corridor Transportation Authority, California, Capital Appreciation Revenue Refunding Bonds, Subordinate Lien, Series A (a)(b):
5.537%, 10/01/24	10,285	8,200,848
5.493%, 10/01/25	6,000	4,728,060
Anaheim, California, Public Financing Authority, Lease Revenue Bonds (Public Improvements Project), Senior Series A, 6%, 9/01/24 (c)	5,000	5,604,250
Antelope Valley, California, Community College District, GO (Election of 2004), Series B, 5.25%, 8/01/39 (d)	600	592,806
Arcadia, California, Unified School District, GO (Election of 2006), CABS, Series A, 4.96%, 8/01/39 (c)(e)	1,600	232,272
Cabrillo, California, Community College District, GO (Election of 2004), Series B, 5.188%, 8/01/37 (d)(e)	2,400	392,472
California State, GO, Refunding:
5.125%, 6/01/27	20	19,522
5.125%, 6/01/31	60	56,243
California State University, Systemwide Revenue Bonds, Series A, 5%, 11/01/35 (d)(f)	2,600	2,408,510
Chino Valley, California, Unified School District, GO (Election of 2002), Series C, 5.25%, 8/01/30 (d)	850	825,477
Fresno, California, Unified School District, GO (Election of 2001), Series E, 5%, 8/01/30 (c)	900	880,281
Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds, Series C, 5%, 7/01/29 (d)	5,160	5,101,228
Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Series B-1 (d)(f):
5%, 10/01/29	2,965	2,966,008
5%, 10/01/36	1,655	1,614,188
Norco, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Norco Redevelopment Project — Area Number 1), 5.125%, 3/01/30 (d)	5,000	4,502,250
Orange County, California, Sanitation District, COP:
5%, 2/01/33 (d)(f)	7,455	7,143,456
Series B, 5%, 2/01/30 (c)	1,500	1,469,445
Series B, 5%, 2/01/31 (c)	900	875,421

Municipal Bonds	Par (000)	Value

California (concluded)
Poway, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Paguay Redevelopment Project), 5.125%, 6/15/33 (a)	$1,750	$1,368,727
Redding, California, Electric System, COP, Series A, 5%, 6/01/30 (c)	1,720	1,592,307
Riverside, California, Water Revenue Bonds, Series B, 5%, 10/01/38 (c)	4,580	4,395,151
Sacramento, California, Unified School District, GO (Election of 2002), 5%, 7/01/30 (d)	4,150	4,048,574
Stockton, California, Public Financing Authority, Lease Revenue Bonds (Parking & Capital Projects), 5.125%, 9/01/30 (d)(f)	6,145	5,526,076
Ventura County, California, Community College District, GO (Election of 2002), Series B, 5%, 8/01/30 (d)	2,325	2,268,154
West Basin, California, Municipal Water District, COP, Refunding, Series B, 5%, 8/01/30 (g)	5,035	4,780,632

		71,592,358

Colorado — 1.5%
Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior Series A-2, 7.50%, 4/01/31	450	483,691
Colorado Health Facilities Authority Revenue Bonds (Covenant Retirement Communities Inc.), Series A (h):
5.50%, 12/01/27	1,200	981,708
5.50%, 12/01/33	675	514,013
Denver, Colorado, City and County Airport, Revenue Refunding Bonds, AMT, Series A, 6%, 11/15/18 (a)	2,000	2,031,640

		4,011,052

District of Columbia — 3.7%
District of Columbia, Ballpark Revenue Bonds, Series B-1, 5%, 2/01/31 (d)(f)	9,800	7,973,966
District of Columbia, Water and Sewer Authority, Public Utility Revenue Refunding Bonds, Senior Lien, Series A, 6%, 10/01/35 (i)	1,770	1,851,739

		9,825,705

Florida — 7.1%
Broward County, Florida, School Board, COP, Series A, 5.25%, 7/01/33 (c)	1,600	1,511,664
Duval County, Florida, School Board, COP (Master Lease Program), 5%, 7/01/33 (c)	2,300	2,097,485
Hillsborough County, Florida, Aviation Authority Revenue Bonds, AMT, Series A, 5.375%, 10/01/33 (g)	1,750	1,479,257
Miami, Florida, Special Obligation Revenue Bonds (Street and Sidewalk Improvement Program), 5%, 1/01/37 (d)	820	704,593

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.

AMT	Alternative Minimum Tax (subject to)
CABS	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDR	Industrial Development Revenue Bonds
PCR	Pollution Control Revenue Bonds
S/F	Single-Family
VRDN	Variable Rate Demand Note

See Notes to Financial Statements.

6	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida (concluded)
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, 5%, 10/01/40 (g)(j)	$9,900	$7,702,992
Miami-Dade County, Florida, School Board, COP, Refunding, Series B, 5.25%, 5/01/31 (g)	1,800	1,715,850
Orange County, Florida, Sales Tax Revenue Refunding Bonds, Series B, 5.125%, 1/01/32 (d)(f)	4,200	3,954,342

		19,166,183

Georgia — 6.7%
Atlanta, Georgia, Water and Wastewater Revenue Bonds:
5%, 11/01/34 (c)	2,800	2,601,620
Series A, 5%, 11/01/33 (d)	1,000	838,000
Series A, 5%, 11/01/39 (d)	4,250	3,454,825
Augusta, Georgia, Water and Sewer Revenue Bonds, 5.25%, 10/01/39 (c)	2,300	2,308,763
Georgia Municipal Electric Authority, Power Revenue Refunding Bonds, Series EE, 7%, 1/01/25 (a)	7,475	8,802,859

		18,006,067

Illinois — 19.0%
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Bonds, Third Lien, AMT, Series B-2:
5.75%, 1/01/23 (c)	5,670	5,526,776
6%, 1/01/29 (j)	2,300	2,070,644
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Refunding Bonds, Third Lien, AMT, Series A, 5.75%, 1/01/21 (d)	9,100	8,953,308
Cook County, Illinois, Capital Improvement, GO, Series C, 5.50%, 11/15/12 (a)(k)	2,460	2,832,124
Illinois Sports Facilities Authority, State Tax Supported Revenue Bonds, 5.424%, 6/15/30 (a)(b)	20,120	17,093,550
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.50%, 1/01/33	1,875	1,905,281
Regional Transportation Authority, Illinois, Revenue Bonds, Series A, 7.20%, 11/01/20 (a)	10,115	12,638,288

		51,019,971

Louisiana — 6.7%
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds (Capital Projects and Equipment Acquisition Program), Series A, 6.30%, 7/01/30 (a)	3,600	2,996,424
Louisiana Public Facilities Authority, Revenue Refunding Bonds (CHRISTUS Health), Series B, 6.50%, 7/01/30 (g)	1,600	1,688,432
Louisiana State Gas and Fuels Tax Revenue Bonds, Series A (c):
5%, 5/01/36	5,400	5,159,862
4.75%, 5/01/39	4,075	3,721,534
Louisiana State Transportation Authority, Senior Lien Toll Revenue Capital Appreciation Bonds, Series B, 5.309%, 12/01/27 (a)(e)	3,735	1,150,567
Rapides Financing Authority, Louisiana, Revenue Bonds (Cleco Power LLC Project), AMT, 4.70%, 11/01/36 (a)	3,650	2,200,439

Municipal Bonds	Par (000)	Value

Louisiana (concluded)
Terrebonne Parish, Louisiana, Hospital Service District Number 1, Hospital Revenue Bonds (Terrebonne General Medical Center Project), 5.50%, 4/01/33 (a)	$1,300	$1,040,936

		17,958,194

Massachusetts — 4.7%
Massachusetts State Port Authority, Special Facilities Revenue Bonds (Delta Air Lines Inc. Project), AMT, Series A (a):
5.50%, 1/01/16	3,100	2,172,046
5.50%, 1/01/18	4,000	2,602,080
5.50%, 1/01/19	2,775	1,805,054
Massachusetts State, HFA, Rental Housing Mortgage Revenue Bonds, AMT, Series F, 5.25%, 1/01/46 (c)	5,600	4,705,456
Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 128, 4.80%, 12/01/27 (c)	1,600	1,375,264

		12,659,900

Michigan — 4.9%
Detroit, Michigan, Sewage Disposal System, Second Lien Revenue Bonds, Series B, 5%, 7/01/36 (d)(f)	3,600	2,885,688
Detroit, Michigan, Sewage Disposal System, Second Lien Revenue Refunding Bonds, Series E, 5.75%, 7/01/31 (f)(l)	2,500	2,565,675
Michigan Higher Education Student Loan Authority, Student Loan Revenue Refunding Bonds, AMT, Series XVII-G, 5.20%, 9/01/20 (a)	1,500	1,262,655
Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Detroit Edison Company Pollution Control Project), AMT (j):
Series A, 5.50%, 6/01/30	1,300	1,057,147
Series C, 5.65%, 9/01/29	2,400	2,005,872
Series C, 5.45%, 12/15/32	4,300	3,390,464

		13,167,501

Minnesota — 2.3%
Dakota County, Minnesota, Community Development Agency, S/F Mortgage Revenue Bonds (Mortgage-Backed Securities Program), Series B, 5.15%, 12/01/38 (m)(n)(o)	2,946	2,691,089
Minneapolis, Minnesota, Health Care System, Revenue Refunding Bonds (Fairview Health Services), Series B, 6.50%, 11/15/38 (g)	3,200	3,379,904

		6,070,993

Nebraska — 0.6%
Washington County, Nebraska, Wastewater Facilities Revenue Bonds (Cargill Inc. Project), AMT, 5.90%, 11/01/27	1,600	1,533,360

Nevada — 2.7%
Carson City, Nevada, Hospital Revenue Bonds (Carson-Tahoe Hospital Project), Series A, 5.50%, 9/01/33 (h)	3,100	2,137,419
Clark County, Nevada, Airport System Subordinate Lien Revenue Bonds, Series A-2 (d)(f):
5%, 7/01/30	1,500	1,347,045
5%, 7/01/36	3,200	2,756,640

See Notes to Financial Statements.

BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Nevada (concluded)
Clark County, Nevada, IDR (Southwest Gas Corporation Project), AMT (f):
Series A, 4.75%, 9/01/36	$75	$43,837
Series D, 5.25%, 3/01/38 (d)	1,300	845,026

		7,129,967

New Jersey — 8.5%
New Jersey EDA, Cigarette Tax Revenue Bonds (h):
5.50%, 6/15/31	600	426,120
5.75%, 6/15/34	700	504,203
New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A (d):
5.25%, 7/01/31	9,325	8,819,678
5.25%, 7/01/33	7,800	7,300,956
New Jersey EDA, School Facilities Construction Revenue Bonds:
Series O, 5.125%, 3/01/28	3,960	3,776,652
Series Z, 6%, 12/15/34 (g)	2,000	2,087,660

		22,915,269

New York — 4.7%
Erie County, New York, IDA, School Facility Revenue Bonds (City of Buffalo Project), Series A, 5.75%, 5/01/28 (c)	1,500	1,496,385
Metropolitan Transportation Authority, New York, Revenue Bonds, Series C, 6.50%, 11/15/28	4,000	4,304,000
Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series A, 5%, 11/15/32 (d)(f)	2,050	1,891,986
New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Series A, 5.75%, 6/15/40	1,250	1,312,812
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (Education), Series B, 5.75%, 3/15/36	1,200	1,249,452
Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series A-1, 5.25%, 6/01/22 (a)	2,300	2,319,320

		12,573,955

Pennsylvania — 0.6%
Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 99A, 5.25%, 10/01/32	1,500	1,309,110
Philadelphia, Pennsylvania, School District, GO, Series E, 6%, 9/01/38	400	408,152

		1,717,262

Rhode Island — 3.2%
Providence, Rhode Island, Public Building Authority, General Revenue Bonds, Series A, 6.25%, 12/15/10 (c)(k)	4,345	4,820,560
Rhode Island State Economic Development Corporation, Airport Revenue Bonds, Series B, 6.50%, 7/01/10 (f)(k)	3,355	3,650,978

		8,471,538

Municipal Bonds	Par (000)	Value

South Carolina — 5.9%
Berkeley County, South Carolina, School District, Installment Lease Revenue Bonds (Securing Assets for Education Project), 5.125%, 12/01/30	$3,800	$3,573,900
Kershaw County, South Carolina, Public Schools Foundation, Installment Power Revenue Refunding Bonds, 5%, 12/01/29 (p)	2,365	2,188,855
Scago Educational Facilities Corporation for Pickens County School District, South Carolina, Revenue Bonds, 5%, 12/01/31 (c)	9,200	8,824,548
South Carolina State Public Service Authority, Revenue Refunding Bonds, Series A, 5.50%, 1/01/38	1,275	1,303,305

		15,890,608

Tennessee — 0.9%
Knox County, Tennessee, Health, Educational and Housing Facilities Board, Hospital Facilities Revenue Refunding Bonds (Covenant Health), Series A, 5.039%, 1/01/38 (e)	5,500	476,410
Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series A, 5.25%, 9/01/26	2,610	1,861,322

		2,337,732

Texas — 15.0%
Dallas-Fort Worth, Texas, International Airport, Joint Revenue Bonds, AMT, Series B, 6%, 11/01/23 (d)	600	600,246
Dallas-Fort Worth, Texas, International Airport Revenue Bonds, AMT, Series A, 5.50%, 11/01/33 (d)	14,500	12,487,400
Lewisville, Texas, Independent School District, Capital Appreciation and School Building, GO, Refunding, 4.67%, 8/15/24 (d)(e)(f)	4,475	1,873,638
Mansfield, Texas, Independent School District, GO, 5%, 2/15/33	1,725	1,710,648
Matagorda County, Texas, Navigation District Number 1, PCR, Refunding (Central Power and Light Company Project), AMT, 5.20%, 5/01/30 (d)	2,400	1,733,640
North Harris County, Texas, Regional Water Authority, Senior Lien Revenue Bonds, 5.125%, 12/15/35 (d)	5,720	5,270,008
North Texas Tollway Authority, System Revenue Refunding Bonds, First Tier:
5.75%, 1/01/40 (d)	1,600	1,507,632
Series A, 6%, 1/01/25	625	635,750
Series K-1, 5.75%, 1/01/38 (g)	3,800	3,880,446
Series K-2, 6%, 1/01/38 (g)	4,015	4,172,910
Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier, Series A, 5.50%, 8/15/39 (a)	7,250	6,382,610

		40,254,928

Utah — 1.8%
Utah Transit Authority, Sales Tax Revenue Bonds, Series A, 5%, 6/15/36 (c)	5,000	4,861,700

See Notes to Financial Statements.

8	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Vermont — 0.9%
Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 27, 4.85%, 11/01/32 (c)	$3,025	$2,497,712

Virginia — 1.3%
Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds, AMT, Series A, 6.10%, 2/01/10 (a)	1,500	1,546,200
Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding Bonds (Old Dominion Electric Cooperative Project), AMT, 5.625%, 6/01/28 (a)	2,200	1,958,572

		3,504,772

Washington — 0.1%
Port of Tacoma, Washington, GO, AMT, Series B, 4.875%, 12/01/38 (g)	515	403,008

Wisconsin — 0.8%
Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Ascension Health), 5%, 11/15/31 (c)	2,475	2,163,942

Total Municipal Bonds — 132.0%		354,675,403

Municipal Bonds Transferred to Tender Option Bond Trusts (q)

California — 1.9%
Anaheim, California, Public Financing Authority, Electric System Distribution Facilities Revenue Bonds, Series A, 5%, 10/01/31 (c)	960	919,246
San Diego County, California, Water Authority, Water Revenue Refunding Bonds, COP, Series A, 5%, 5/01/33 (c)	2,810	2,710,301
Tamalpais, California, Union High School District, GO (Election of 2001), 5%, 8/01/28 (c)	1,605	1,557,508

		5,187,055

Florida — 4.1%
Miami-Dade County, Florida, School Board, COP, Refunding, Series B, 5%, 5/01/33 (g)	12,000	10,946,400

Georgia — 6.4%
Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series B, 5.25%, 1/01/33 (c)	17,356	17,331,807

Illinois — 0.8%
Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Refunding Bonds (McCormick Place Expansion Project), Series B, 5.75%, 6/15/23 (d)	1,999	2,096,827

Massachusetts — 3.9%
Massachusetts State School Building Authority, Dedicated Sales Tax Revenue Bonds, Series A, 5%, 8/15/30 (c)	10,600	10,622,851

New Hampshire — 2.7%
New Hampshire Health and Education Facilities Authority Revenue Bonds (Dartmouth-Hitchcock Obligation Group), 5.5%, 8/01/27 (c)	7,390	7,255,428

Municipal Bonds Transferred to Tender Option Bond Trusts (q)	Par (000)	Value

New Jersey — 6.7%
New Jersey EDA, Cigarette Tax Revenue Bonds (g):
5.50%, 6/15/24	$15,250	$13,670,710
5.50%, 6/15/31	5,000	4,267,950

		17,938,660

South Carolina — 2.5%
Charleston Educational Excellence Financing Corporation, South Carolina, Revenue Bonds (Charleston County School District) (g):
5.25%, 12/01/28	3,120	3,037,289
5.25%, 12/01/29	2,765	2,656,501
5.25%, 12/01/30	1,010	959,591

		6,653,381

Texas — 0.8%
Clear Creek Texas Independent School District Refund, 5%, 2/15/33	2,200	2,172,544

Virginia — 0.9%
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1, 5.35%, 7/01/31 (d)	2,310	2,310,416

Washington — 1.5%
Central Puget Sound Regional Transportation Authority, Washington, Sales and Use Tax Revenue Bonds, Series A, 5%, 11/01/32 (c)	4,004	3,922,092

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.2%		86,437,461

Total Long-Term Investments (Cost — $483,490,748) — 164.2%		441,112,864

Short-Term Securities

Pennsylvania — 3.3%
Philadelphia, Pennsylvania, GO, Refunding, VRDN, Series B, 3.75%, 2/05/09 (c)(r)	9,000	9,000,000

	Shares

Money Market Fund — 7.4%
Merrill Lynch Institutional Tax-Exempt Fund, 0.60% (s)(t)	19,820,773	19,820,773

Total Short-Term Securities (Cost — $28,820,773) — 10.7%		28,820,773

Total Investments (Cost — $512,311,521*) — 174.9%		469,933,637
Other Assets Less Liabilities — 2.0%		5,372,027
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (17.8)%		(47,716,774)
Preferred Shares, at Redemption Value — (59.1)%		(158,899,547)

Net Assets Applicable to Common Shares — 100.0%		$268,689,343

See Notes to Financial Statements.

BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009	9

Schedule of Investments (concluded)

*	The cost and unrealized appreciation (depreciation) of investments as of January 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$464,770,267

Gross unrealized appreciation	$9,927,503
Gross unrealized depreciation	(52,230,381)

Net unrealized depreciation	$(42,302,878)

(a)	AMBAC Insured.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the effective yield as of report date.

(c)	FSA Insured.

(d)	MBIA Insured.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	FGIC Insured.

(g)	Assured Guaranty Insured.

(h)	Radian Insured.

(i)	When issued security.

(j)	XL Capital Insured.

(k)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(l)	BHAC Insured.

(m)	GNMA Collateralized.

(n)	FNMA Collateralized.

(o)	FHLMC Collateralized.

(p)	CIFG Insured.

(q)

Securities represent underlying bonds transferred to a tender option bond trust in exchange for which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(r)

Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. Rate shown is as of report date. This rate changes periodically based upon prevailing market rates.

(s)	Investments in companies considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

Merrill Lynch Institutional Tax-Exempt Fund	15,602,002	$276,519

(t)	Represents the current yield as of report date.

•

Effective February 1,2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of January 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1	$19,820,773
Level 2	450,112,864
Level 3	—

Total	$469,933,637

See Notes to Financial Statements.

10	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

Statement of Assets and Liabilities

January 31, 2009

Assets

Investments at value — unaffiliated (cost — $492,490,748)	$450,112,864
Investments at value — affiliated (cost — $19,820,773)	19,820,773
Cash	51,665
Interest receivable	5,506,264
Investments sold receivable	3,165,532
Prepaid expenses	40,717

Total assets	478,697,815

Liabilities

Investments purchased payable	1,830,816
Income dividends payable — Common Shares	1,262,905
Interest expense and fees payable	250,526
Investment advisory fees payable	202,877
Other accrued expenses payable	92,785
Officer’s and Directors’ fees payable	144
Other affiliates payable	2,624

Total accrued liabilities	3,642,677

Other Liabilities

Trust certificates[1]	47,466,248

Total Liabilities	51,108,925

Preferred Shares at Redemption Value

5,097 shares of $0.025 par value per share (Series A, Series B and Series C) and 1,257 shares of $0.10 par value per share (Series D), at $25,000 per share liquidation preference, plus unpaid dividends	158,899,547

Net Assets Applicable to Common Shareholders	$268,689,343

Net Assets Applicable to Common Shareholders Consist of

Common Shares, $0.10 par value per share, 200,000,000 shares authorized; 29,369,874 shares issued and outstanding	$2,936,987
Paid-in capital in excess of par	313,574,570
Undistributed net investment income	2,372,225
Accumulated net realized loss	(7,816,555)
Net unrealized appreciation/depreciation	(42,377,884)

Net Assets Applicable to Common Shareholders,
$9.15 net asset value per Common Share	$268,689,343

Statement of Operations

Year Ended January 31, 2009

Investment Income

Interest	$26,490,337
Income — affiliated	276,519

Total income	26,766,856

Expenses

Investment advisory	2,511,591
Commissions for Preferred Shares	410,987
Professional	161,347
Accounting services	127,598
Transfer agent	53,722
Printing	51,643
Officer and Directors	32,017
Custodian	28,196
Registration	7,127
Miscellaneous	76,388

Total expenses excluding interest expense and fees	3,460,616
Interest expense and fees[2]	1,686,006

Total expenses	5,146,622
Less fees waived by advisor	(27,586)
Less fees paid indirectly	(69)

Total expenses after waiver and fees paid indirectly	5,118,967

Net investment income	21,647,889

Realized and Unrealized Gain (Loss)

Net realized loss from:
Investments	(3,413,933)
Forward interest rate swaps	(2,476,627)

(5,890,560)

Net change in unrealized appreciation/depreciation on:
Investments	(54,838,454)
Forward interest rate swaps	805,532

(54,032,922)

Total realized and unrealized loss	(59,923,482)

Dividends to Preferred Shareholders From

Net investment income	(5,591,529)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(43,867,122)

[1]	Represents short-term floating rate certificates issued by tender option bond trusts.

[2]	Related to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009	11

Statements of Changes in Net Assets

	Year Ended January 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2009	2008

Operations

Net investment income	$21,647,889	$22,814,801
Net realized gain (loss)	(5,890,560)	3,625,564
Net change in unrealized appreciation/depreciation	(54,032,922)	(15,876,207)
Dividends to Preferred Shareholders from net investment income	(5,591,529)	(6,935,161)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(43,867,122)	3,628,997

Dividends to Common Shareholders From

Net investment income	(15,154,855)	(15,154,855)

Net Assets Applicable to Common Shareholders

Total decrease in net assets	(59,021,977)	(11,525,858)
Beginning of year	327,711,320	339,237,178

End of year	$268,689,343	$327,711,320

End of year undistributed net investment income	$2,372,225	$2,111,950

See Notes to Financial Statements.

12	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

Statement of Cash Flows

Year Ended January 31, 2009

Cash Provided by Operating Activities

Net decrease in net assets resulting from operations, excluding dividends to Preferred Shareholders	$(38,275,593)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	676,229
Increase in prepaid expenses and other assets	(13,444)
Decrease in other liabilities	(204,272)
Net realized and unrealized loss	57,446,855
Amortization of premium and discount on investments	(886,036)
Proceeds from sales of long-term securities	188,640,839
Purchases of long-term securities	(121,956,804)
Net purchases of short-term investments	(24,602,002)

Cash provided by operating activities	65,425,772

Cash Used for Financing Activities

Payments on redemption of Preferred Shares	(28,150,000)
Cash receipts from trust certificates	51,158,202
Cash payments for trust certificates	(62,999,454)
Cash dividends paid to Common Shareholders	(15,154,855)
Cash dividends paid to Preferred Shareholders	(5,711,648)

Cash used for financing activities	(65,457,755)

Cash

Net decrease in cash	(31,983)
Cash at beginning of year	83,648

Cash at end of year	$51,665

Cash Flow Information

Cash paid for interest	$1,836,345

See Notes to Financial Statements.

BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009	13

Financial Highlights

	Year Ended January 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$11.16	$11.55	$11.52	$11.85	$11.83

Net investment income[1]	0.72	0.78	0.76	0.77	0.79
Net realized and unrealized gain (loss)	(2.02)	(0.41)	0.06	(0.22)	0.05
Dividends to Preferred Shareholders from net investment income	(0.19)	(0.24)	(0.22)	(0.16)	(0.07)

Net increase (decrease) from investment operations	(1.49)	0.13	0.60	0.39	0.77

Dividends to Common Shareholders from net investment income	(0.52)	(0.52)	(0.57)	(0.72)	(0.73)

Offering and underwriting costs resulting from the issuance of Preferred Shares	—	—	—	—	(0.02)

Net asset value, end of year	$9.15	$11.16	$11.55	$11.52	$11.85

Market price, end of year	$8.31	$10.66	$10.77	$11.03	$10.93

Total Investment Return[2]

Based on net asset value	(13.19)%	1.44%	5.66%	3.63%	7.20%

Based on market price	(17.46)%	3.92%	2.90%	7.58%	4.25%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[3,4]	1.18%	1.08%	1.08%	1.07%	1.01%

Total expenses after waiver and fees paid indirectly[3]	1.76%	1.72%	1.69%	1.51%	1.32%

Total expenses[3]	1.77%	1.72%	1.69%	1.51%	1.32%

Net investment income[3]	7.43%	6.85%	6.57%	6.63%	6.80%

Dividends to Preferred Shareholders	1.92%	2.08%	1.88%	1.34%	0.59%

Net investment income to Common Shareholders	5.51%	4.77%	4.69%	5.29%	6.21%

Supplemental Data

Net assets applicable to Common Shares, end of year (000)	$268,689	$327,711	$339,237	$338,450	$348,027

Preferred Shares outstanding at liquidation preference, end of year (000)	$158,850	$187,000	$187,000	$187,000	$187,000

Portfolio turnover	24%	18%	31%	22%	33%

Asset coverage per Preferred Share, end of year	$67,294	$68,834 [5]	$70,373 [5]	$70,262 [5]	$71,538 [5]

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Amounts have been recalculated to conform with current presentation.

See Notes to Financial Statements.

14	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniEnhanced Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines, and makes available for publication, the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service, or through brokers, which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps for investment purposes. The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. In a forward interest rate swap, a Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. These periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. The Fund generally intends to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund leverages its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which the Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally

BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009	15

Notes to Financial Statements (continued)

issued to the participating funds that made the transfer. The TOB Residuals held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Fund. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal security, a substantial downgrade in credit quality of the municipal security, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal security or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal bonds. The Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Fund’s Schedule of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown on the Statement of Assets and Liabilities as trust certificates.

Interest income from the underlying securities is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At January 31, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs was $86,437,461, the related liability for trust certificates was $47,466,248 and the range of interest rates on the liability for trust certificates was 0.765% to 2.825%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when short-term interest rates rise, but tend to outperform the market for fixed rate bonds when short-term interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund’s investment in TOBs may adversely affect the Fund’s investment income and distributions to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Fund’s net asset value per share.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund segregate assets in connection with certain investments (e.g., swaps), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., swaps).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 5.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended January 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

16	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

Notes to Financial Statements (continued)

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Fund’s Board, non-interested Directors (“Independent Directors”) defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in the other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. As of January 31, 2009, The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets. Average daily net assets is the average daily value of the Fund’s total assets minus the sum of its accrued liabilities.

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor on the Statement of Operations.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statement of Operations as fees paid indirectly.

For the year ended January 31, 2009, the Fund reimbursed the Advisor $7,895, for certain accounting services, which is included in accounting services on the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2009, were $120,542,929 and $188,804,164, respectively.

4. Concentration, Market and Credit Risk:

The Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedule of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the issuer will meet its obligation.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund’s Statement of Assets and Liabilities.

BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009	17

Notes to Financial Statements (continued)

5. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares, including Preferred Shares, par value $0.025 and $0.10 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares without approval of the Common Shareholders.

Common Shares

Shares issued and outstanding during the years ended January 31, 2009 and January 31, 2008 remained constant.

Preferred Shares

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at its liquidation preference per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund, as set forth in the Fund’s Articles Supplementary, are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with the holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for the Fund. In addition, the 1940 Act requires that along with the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares (b) change the Fund’s sub classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Fund had the following series of Preferred Shares outstanding and effective yields at January 31, 2009:

Series	Shares	Yield	Reset Frequency

A	1,699	0.655%	28
B	1,699	1.142%	28
C	1,699	0.655%	7
D	1,257	1.751%	7

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on 28-day Preferred Shares are cumulative at a rate which is reset every 28 days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for each successive dividend period until such time as the shares are successfully auctioned. The maximum applicable rate on the Preferred Shares, for Series A, B and C, is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate and for Series D is the higher of 110% plus or times the Telerate/BBA LIBOR or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The Preferred Shares of the Fund were successfully auctioned at each auction date from February 1, 2008 until February 13, 2008. The low, high and average dividend rates on the Preferred Shares for the Fund for the year ended January 31, 2009 were as follows:

Series	Low	High	Average

A	0.655%	8.453%	3.138%
B	1.097%	7.158%	3.034%
C	0.594%	10.205%	3.169%
D	1.640%	12.246%	3.918%

Since February 13, 2008, the Preferred Shares of the Fund failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.594% to 12.246%. A failed auction is not an event of default for the Fund but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Fund’s Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

Prior to December 22, 2008, the Fund paid commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. As of December 22, 2008, commissions paid to broker-dealers on Preferred Shares that experienced a failed auction were reduced to 0.15% on the aggregate principal amount. The Fund will pay commissions of 0.25% on the aggregate principal amount if all shares successfully clear their auctions. Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, earned commissions of $176,601 for the period February 1, 2008 through December 31, 2008. Subsequent to that date, neither MLPF&S or Merrill Lynch are considered affiliates of the Fund.

18	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

Notes to Financial Statements (concluded)

On June 2, 2008, the Fund announced the following redemptions of Preferred Shares at a price of $25,000 plus any accrued and unpaid dividends through the redemption date:

Series	Redemption Date	Shares Redeemed	Aggregate Principal

A	6/17/08	301	$7,525,000
B	6/24/08	301	$7,525,000
C	6/17/08	301	$7,525,000
D	6/27/08	223	$5,575,000

The Fund financed the Preferred Share redemptions with cash received from TOB transactions.

Shares issued and outstanding during the year ended January 31, 2008 remained constant.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of January 31, 2009 attributable to amortization methods on fixed income securities, the reclassification of distributions and the expiration of capital loss carryforwards, were reclassified to the following accounts:

Paid-in capital	$(8,505,599)
Undistributed net investment income	$(641,230)
Accumulated net realized loss	$9,146,829

The tax character of distributions paid during the fiscal years ended January 31, 2009 and January 31, 2008 was as follows:

	1/31/2009	1/31/2008

Distributions paid from:
Tax-exempt income	$20,746,384	$22,090,016

Total distributions	$20,746,384	$22,090,016

As of January 31, 2009, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income	$2,437,899

Total undistributed earnings	2,437,899
Capital loss carryforward	(4,828,227)
Net unrealized losses	(45,431,886)*

Total accumulated net losses	$(47,822,214)

*

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the tax deferral of post-October capital losses for tax purposes and the difference between the book and tax treatment of residual interests in tender option bond trusts.

As of January 31, 2009, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

Expires January 31,

2011	$1,955,204
2013	364,714
2017	2,508,309

Total	$4,828,227

7. Subsequent Events:

The Fund paid a tax-exempt income dividend to Common Shareholders in the amount of $0.043 per share on March 2, 2009 to shareholders of record on February 13, 2009.

The dividends declared on Preferred Shares for the period February 1, 2009 to February 28, 2009 were as follows: Series A, $21,339; Series B, $37,208; Series C, $22,189; and Series D, $42,889.

BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009	19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock MuniEnhanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock MuniEnhanced Fund, Inc. (the “Fund”), including the schedule of investments, as of January 31, 2009, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniEnhanced Fund, Inc. as of January 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
March 27, 2009

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock MuniEnhanced Fund, Inc. during the taxable year ended January 31, 2009 qualify as tax-exempt interest dividends for federal income tax purposes.

20	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Shares of the Fund. The Plan is administered on behalf of the shareholders by Computer-share Trust Company, N.A. (the “Plan Agent”). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Shares of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Shares of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-IBFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

Other Information

From time to time, the Fund may effect redemptions and/or repurchases of its Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Fund and holders of Preferred Shares. The Fund would generally effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009	21

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Senior Advisor since 2008 and Director since 1996, The Fremont Group; Adjunct Lecturer, Harvard University since 2007; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				105 Funds 102 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.

				105 Funds 102 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Formerly Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				105 Funds 102 Portfolios	None

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director and Member of the Audit Committee	Since 2007	Consultant/Investor since 1988.	105 Funds 102 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				105 Funds 102 Portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (health care) since 1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Trustee, The Committee for Economic Development (research organization) since 1990; Member of the Advisory Board to the International School of Business, Brandeis University since 2002.

				105 Funds 102 Portfolios	The McClatchy Company (publishing)

22	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007	Formerly Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	105 Funds 102 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	105 Funds 102 Portfolios	BlackRock Kelso Capital Corp.

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	Since 2007

Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the US Council of Economic Advisers under the President of the United States from 2001 to 2003.

				105 Funds 102 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Duke Realty (real estate); Metropolitan Life Insurance Company (insurance); Information Services Group (media/technology)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director and Member of the Audit Committee	Since 2007

Professor of Business Administration and Deputy Dean for Academic Affairs, George Fisher Baker Jr., Harvard Business School since 2008; Mizuho Financial Group Professor of Finance, Harvard Business School and Deputy Dean for Academic Affairs from 2006 to 2008; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				105 Funds 102 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1998; and Karen P. Robards, 1998.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

			174 Funds 286 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

			174 Funds 286 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009	23

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s US Retail Group since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Fund	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of US Funds at BlackRock, Inc. since 2006; Formerly General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian
State Street Bank and
Trust Company
Boston, MA 02101

Transfer Agents Common Stock
Computershare Trust Company, N.A.
Providence, RI 02940

Preferred Stock:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Effective January 1, 2009, Robert S. Salomon, Jr. retired as Director of the Fund. The Board wishes Mr. Salomon well in his retirement.

24	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 12, 2008 for shareholders of record on July 14, 2008 to elect director nominees of the Fund:

		Votes For		Votes Withheld

Approved the Directors as follows:	G. Nicholas Beckwith, III	25,946,640		834,401
	Kent Dixon	25,938,655		842,386
	R. Glenn Hubbard	25,942,799		838,242
	W. Carl Kester	5,077	[1]	49	[1]
	Robert S. Salomon, Jr.	25,932,140		848,901
	Richard S. Davis	25,950,570		830,471
	Frank J. Fabozzi	5,077	[1]	49	[1]
	James T. Flynn	25,951,624		829,417
	Karen P. Robards	25,959,678		821,363
	Richard E. Cavanagh	25,942,885		838,156
	Kathleen F. Feldstein	25,945,120		835,921
	Henry Gabbay	25,958,471		822,570
	Jerrold B. Harris	25,948,340		832,701

[1]	Voted on by holders of Preferred Shares only.

Fund Certification

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its annual chief executive officer certification regarding compliance with NYSE’s listing standards. The Fund filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009	25

Additional Information (continued)

General Information

The Fund does not make available copies of its Statements of Additional information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offering and the information contained in the Fund’s Statement of Additional information may have become outdated.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolios.

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements and annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Board Approvals

On September 12, 2008, the Board of Directors of BlackRock MuniEnhanced Fund, Inc. voted unanimously to change certain investment guidelines of the Fund. Under normal market conditions, the Fund is required to invest at least 80% of its total assets in municipal bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. Historically, the Fund has had an additional non-fundamental investment policy limiting its purchase of insured municipal bonds to those bonds insured by insurance providers with claims-paying abilities rated AAA or Aaa at the time of investment.

Following the onset of the credit and liquidity crises currently troubling the financial markets, the applicable rating agencies lowered the claims-paying ability rating of most of the municipal bond insurance providers below the highest rating category. As a result, the Advisor recommended, and the Board approved, an amended policy with respect to the purchase of insured municipal bonds that such bonds must be insured by insurance providers or other entities with claims-paying abilities rated at least investment grade. This investment grade restriction is measured at the time of investment, and the Fund will not be required to dispose of municipal bonds it holds in the event of subsequent downgrades. The approved changes do not alter the Fund’s investment objective.

The Advisor and the Board believe the amended policy will allow the Advisor to better manage the Fund’s portfolio in the best interests of the Fund’s shareholders and to better meet the Fund’s investment objective.

Effective September 13, 2008, following approval by the Fund’s Board and the applicable rating agencies, the Board amended the terms of the Fund’s Articles Supplementary in order to allow the Fund to enter into TOB transactions, the proceeds of which were used to redeem a portion of the Fund’s Preferred Shares. Accordingly, the definition of Inverse Floaters was amended to incorporate the Fund’s permissable ratio of floating rate instruments into inverse floating rate instruments. Additionally, conforming changes and certain formula modifications concerning inverse floaters were made to the definitions of Moody’s Discount Factor and S&P Discount Factor, as applicable, to integrate the Fund’s investments in TOBs into applicable calculations.

26	BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MUNIENHANCED FUND, INC.	JANUARY 31, 2009	27

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

BlackRock MuniEnhanced Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#10874-AR-1/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniEnhanced Fund, Inc.	$33,300	$28,000	$3,500	$3,500	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniEnhanced Fund, Inc.	$415,628	$298,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $405,000, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the

Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of January 31, 2009.

(a)(1) BlackRock MuniEnhanced Fund, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Walter O’Connor, Managing Director at BlackRock and Michael A. Kalinoski, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the Fund’s portfolio management team since 2006. Mr. Kalinoski has been a member of the Fund’s portfolio since 2000.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. Kalinoski joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006 and a Vice President of MLIM from 1999 to 2006. He has been a portfolio manager with BlackRock or MLIM since 1999.

(a)(2) As of January 31, 2009:

	(ii) Number of Other Accounts Managed and Assets by Account Type				(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Theodore R. Jaeckel, Jr.	77		0	0	0	0	0
	$16.42	Billion	$0	$0	$0	$0	$0
Walter O’Connor	77		0	0	0	0	0
	$16.42	Billion	$0	$0	$0	$0	$0
Michael A. Kalinoski	6		0	0	0	0	0
	$2.48	Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of January 31, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

          Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel, O’Connor and Kalinoski have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

          Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

	(a)(4)	Beneficial Ownership of Securities. As of January 31, 2009, none of Mr. Jaeckel, Mr. O’Connor or Mr. Kalinoski beneficially owned any stock issued by the Fund.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniEnhanced Fund, Inc.

By:	/s/ Donald C. Burke

Donald C. Burke
Chief Executive Officer of
BlackRock MuniEnhanced Fund, Inc.

Date: March 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke

Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: March 25, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: March 25, 2009